As filed with the Securities and Exchange Commission on August 12, 1998


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  August 6, 1998
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                         0-28382              36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Since the filing of the last Form 8-K by the Company on May 28, 1998, the Company has acquired six additional properties. As of the acquisition of Stuarts Crossing on August 6, 1998, the aggregate purchase prices of these properties exceeded 10 percent of the total assets of the Company as of December 31, 1997, and accordingly, the Company is filing this Form 8-K.

Woodland Heights Shopping Center, Streamwood, IL

On June 5, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at 225 Irving Park Road in Streamwood, Illinois known as "Woodland Heights Shopping Center" from Woodland Heights Associates, an unaffiliated third party, for approximately $9,600,000 (approximately $79.44 per square foot). The purchase price was funded using cash and cash equivalents. The Company believes that the purchase price was fair and reasonable based on, among other things, an appraisal received by the Company and presented to the Company's board of directors.

Woodland Heights Shopping  Center,  built  in  1956  and  expanded  in 1985 and renovated in 1997, is a one-story, multi-tenant retail facility containing 120,436 leasable square feet. As of June 30, 1998, Woodland Heights Shopping Center was 86% leased (100% leased if the master lease, which lasts for one year, is considered). The Company believes the space currently being master leased will be leased to new tenants prior to the termination of the master lease. In evaluating Woodland Heights Shopping Center as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, occupancy and the fact that overall rental rates at the center are comparable to market rates. As part of an overall renovation project in 1997, the Jewel/Osco store was expanded to 60,626 square feet, a new facade and new signage was created for the other tenants, new roofing was installed throughout the center, the parking lot was resurfaced and new parking lot lighting was installed. The Company believes that the center is located within a vibrant economic area. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Woodland Heights Shopping Center over the next few years. A substantial portion of any monies spent on repairs and improvements would be paid by the tenants pursuant to the terms of existing leases.

The table below sets forth certain information with respect to the occupancy rate at Woodland Heights Shopping Center expressed as a percentage of total gross leasable area and the average effective annual base rent per leasable square foot:

                                     Occupancy Rate
                                          as of                    Effective
                                      December 31,               Annual Rental
            Year Ending               of Each Year               Per Square Ft
           December 31,                     %                          $
           ------------               ------------               -------------
               1997                         86                       6.09
               1996                         87                       6.06
               1995                         86                       6.07
               1994                         95                       7.65
               1993                        100                       7.47

Two tenants lease more than 10% of the total gross leasable area of the property: Jewel Food Store, a grocery store and the U.S. Postal Service. The leases with these tenants require each of the to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------
Jewel Food Store     60,626        50         5.00      Currently    11/30/12
  Option 1                                    5.00      12/01/12     11/30/47

U.S. Postal Service  17,750        15         8.00      Currently    11/30/99
                                              9.00      12/01/99     11/30/04


For federal income tax purposes, the Company's depreciable basis in Woodland Heights Shopping Center is approximately $7,000,000. Depreciation expense, for tax purposes, is computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years. Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is available) were $451,843. The real estate taxes were calculated by multiplying the assessed value by an equalizer of 2.1517% and a tax rate of 10.584%.

On June 30, 1998, a total of 103,586 square feet was leased to twelve tenants at Woodland Heights Shopping Center. The following tables set forth certain information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
U.S. Postal
  Service           17,750      11/04        -         142,000          8.00
Home to Home         1,600      10/98     1/3 yr.       21,618         13.23
                                          1/2 yr.
                                          1/3 yr.
Hollywood Video      8,000      09/07     2/5 yr.      114,000         14.25
Lifestyles           2,000      09/00     1/2 yr.       24,000         12.00
Jewel Food Store    60,626      11/12    1/35 yr.      303,130          5.00
New Horizon's
  Hair Design        2,000      12/03     1/5 yr.       28,000         14.00
Streamwood Currency
  Exchange           1,050      11/00        -          17,724         16.88
Danny's Pizza        1,010      09/06        -          11,110         11.00
Bo Mei Restaurant    2,100      03/03        -          26,250         12.50
Woodland Cleaners    1,050      12/98     1/5 yr.       15,750         15.00
Subway               1,600      01/01     2/5 yr.       20,000         12.50
Video Galaxy         4,800      11/98        -          67,200         14.00
Vacant              16,850

                                                              Average      Percent of    Percent of
                                                              Base Rent      Total       Annual Base
                                       Base        Total      Per Square   Building       GLA Rent
                        Approx. GLA   Rent of      Annual     Foot Under   Represented   Represented
  Year       Number of  of Expiring   Expiring      Base       Expiring    by Expiring  By Expiring
 Ending       Leases      Leases      Leases       Rent (1)     Leases      Leases        Leases
December 31, Expiring   (Sq. Ft.)      ($)          ($)          ($)          (%)           (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998          3         7,450      104,118      789.018      13.98        6.19          13.20

   1999          -          -            -         687,224        -           -              -

   2000          2         3,050       42,260      706,310      13.86        2.53           5.98

   2001          1         1,600       21,600      665,860      13.50        1.33           3.24

   2002          -          -            -         645,310        -           -              -

   2003          2         4,100       55.300      660,000      13.49        3.40           8.38

   2004          1        17,750      159,750      604,700       9.00       14.74          26.42

   2005          -          -            -         445,960        -           -              -

   2006          1         1,010       15,150      445,960      15.00         .84           3.40

   2007          1         8,000      127,680      430,810      15.96        6.64          29.64


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates existing at the time of releasing.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Woodland Heights Shopping Center property, as of May 28, 1998, of $9,650,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Walgreens Property, Woodstock, IL

On June 23, 1998, the  Company  acquired  the  entire  fee simple interest in a
Single-user retail property located at 331 N. Irving Avenue in Woodstock, Illinois known as "the Walgreens property" from Woodstock Walgreen Venture, an unaffiliated third party, for approximately $1,162,000 (approximately $73.82 per square foot). The purchase price was funded using cash and cash equivalents. The Company believes that the purchase price was fair and reasonable based on, among other things, an appraisal received by the Company and presented to the Company's board of directors.

The Walgreens property, built in 1973, is a one-story, single-user retail facility aggregating 15,856 leasable square feet. As of June 30, 1998, the Walgreens property was 100% leased. In evaluating the Walgreens property as a potential acquisition, the Company considered a variety of factors including location, demographics, price per square foot, occupancy and the fact that overall rental rates at the center are comparable to market rates. The Company believes that the center is located within a vibrant economic area. This property has been recently renovated to include a drive-up facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to the Walgreens property over the next few years. A substantial portion of any monies spent on repairs and improvements would be paid by the tenant pursuant to the terms of the existing lease.

The table below sets forth certain information with respect to the occupancy rate at the Walgreens property expressed as a percentage of total gross leasable area and the average effective annual base rent per leasable square foot:

                                     Occupancy Rate
                                          as of                    Effective
                                      December 31,               Annual Rental
            Year Ending               of Each Year               Per Square Ft
           December 31,                    (%)                        ($)
           ------------               ------------               -------------

               1997                        100                        6.99
               1996                        100                        6.99
               1995                        100                        6.99
               1994                        100                        6.99
               1993                        100                        6.99


One tenant leases the total gross leasable area of the property: Walgreens, a drug store. The lease with this tenant requires it to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------
Walgreens           15,856       100         6.99       Current      03/31/30

For federal income tax purposes, the Company's depreciable basis in the Walgreens property is approximately $760,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years. Real estate taxes for this property are paid by the tenant and are not available from the seller.

On June 30, 1998, a total of 15,856 square feet was leased to one tenant at the Walgreens property. The following tables set forth certain information with respect to the amount of and expiration of the leases at this Single User Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Walgreens           15,856      03/30        -        $110,800         $6.99


                                                              Average      Percent of    Percent of
                                                              Base Rent      Total       Annual Base
                                       Base        Total      Per Square   Building       GLA Rent
                        Approx. GLA   Rent of      Annual     Foot Under   Represented   Represented
  Year       Number of  of Expiring   Expiring      Base       Expiring    by Expiring  By Expiring
 Ending       Leases      Leases      Leases       Rent (1)     Leases      Leases        Leases
December 31, Expiring   (Sq. Ft.)      ($)          ($)          ($)          (%)           (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998-
     2007        -          -           -        $110,800         -           -             -


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates existing at the of releasing.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Walgreens property, as of May 26, 1998, of $1,200,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Schaumburg Plaza Shopping Center, Schaumburg, Illinois

On June 30, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at Barrington Road and Weathersfield Road in Schaumburg, Illinois known as "Schaumburg Plaza" from George Hanus, an unaffiliated third party for approximately $6,987,300 (approximately $113.64 per square foot). As part of the acquisition of Schaumburg Plaza, the Company assumed the existing debt of $3,924,183. This debt requires monthly payments of interest only at a rate of 9.25% per annum through September 2004, and then requires monthly payments of principal and interest at a rate of 9.25% per annum, based on a 30 year amortization schedule through December 2009. The balance of the purchase price was funded using cash and cash equivalents. The Company believes the purchase price was fair and reasonable based on, among other things, an appraisal received by the Company and presented to the Company's board of directors.

Schaumburg Plaza, built in 1994, is a one-story, multi-tenant retail facility aggregating 61,485 leasable square feet. As of June 30, 1998, Schaumburg Plaza was 93% leased. (100% leased if the master lease, which lasts for one year, is considered). In evaluating Schaumburg Plaza as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, occupancy and the fact that overall rental rates at the center are comparable to market rates. The center is newly built with several strong anchor tenants: Sears, Trak Auto and Ulta III. The Company believes that the center is at a prime location within a vibrant economic area. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Schaumburg Plaza over the next few years. A substantial portion of any monies spent on repairs and improvements would be paid by the tenants, pursuant to the terms of the existing leases.

The table below sets forth certain information with respect to the occupancy rate at Schaumburg Plaza expressed as a percentage of total gross leasable area and the average effective annual base rent per leasable square foot:


                                     Occupancy Rate
                                          as of                    Effective
                                      December 31,               Annual Rental
            Year Ending               of Each Year               Per Square Ft
           December 31,                    (%)                        ($)
           ------------               ------------               -------------

               1997                        100                       12.14
               1996                        100                       11.92
               1995                        100                       11.92
               1994                         95                         *
               1993                         *                          *

*Construction was completed on Schaumburg Plaza in the fourth quarter of 1994.

Three tenants lease more than 10% of the total gross leasable area of the property: Sears, a hardware store, Trak Auto, an auto parts store and Ulta III, a cosmetic store. The leases with these tenants require each of them to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------

Sears               20,076       32.54        12.00     Currently   09/30/04
   Option 1                                   13.00     10/01/04    09/30/09
                                              14.00     10/01/09    09/30/14

Trak Auto           20,000       32.53         8.50     Currently   12/31/99
   Option 1                                    9.00     01/01/00    12/31/04
                                               9.50     01/01/05    12/31/10
                                              10.00     01/31/10    12/31/14

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------

Ulta III             8,500       13.82        11.00     Currently   01/31/00
   Option 1                                   12.00     02/01/00    01/31/05

For federal income tax purposes, the Company's depreciable basis in Schaumburg Plaza is approximately $5,200,000. Depreciation expense, for tax purposes, is computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years. Real estate taxes paid in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $414,144. The real estate taxes were calculated by multiplying the assessed value by an equalizer of 2.1517% and a tax rate of 9.094%.

On June 30, 1998, a total of 61,485 square feet was leased to eight tenants at Schaumburg Plaza. The following tables set forth certain information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center:

                   Approx.                            Current    Rent per Square
                     GLA       Lease     Renewal   Annual Rent        Foot
  Lessee           Leased      Ends      Option         ($)            ($)
  ------         ----------    -----     ------     -----------    -----------
Sears              20,076      10/04     1/10 yr.     240,912         12.00
Trak Auto          20,000      06/04     1/10 yr.     170,000          8.50
Ulta III            8,500      01/00      1/5 yr.      93,500         11.00
Fuddruckers         5,520      06/09     1/15 yr.     131,000         23.73
Nationwide          1,500      10/00        -          21,000         14.00
Acceptance
  Hair Cuttery      1,450      12/99      1/5 yr.      23,180         15.99
Vacant              4,439

                                                               Average     Percent of    Percent of
                                                              Base Rent       Total      Annual Base
                          Approx.      Base         Total     Per Square    Building      GLA Rent
                            GLA       Rent of       Annual    Foot Under   Represented   Represented
  Year       Number of  of Expiring  Expiring       Base       Expiring    by Expiring   by Expiring
 Ending       Leases      Leases      Leases       Rent (1)     Leases       Leases        Leases
December 31, Expiring    (Sq. Ft.)      ($)          ($)         ($)           (%)           (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998          -           -           -         672,348        -            -            -

   1999          1          1,450      23,186      672,348      15.99         2.36         3.45

   2000          2         10,000     107,500      676,384      10.75        16.26        15.89

   2001          -           -           -         568,884        -            -            -


                                      -8-



                                                              Average      Percent of    Percent of
                                                              Base Rent      Total       Annual Base
                                       Base        Total      Per Square   Building       GLA Rent
                        Approx. GLA   Rent of      Annual     Foot Under   Represented   Represented
  Year       Number of  of Expiring   Expiring      Base       Expiring    by Expiring  By Expiring
 Ending       Leases      Leases      Leases       Rent (1)     Leases      Leases        Leases
December 31, Expiring   (Sq. Ft.)      ($)          ($)          ($)          (%)           (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   2002          -           -           -         568,884        -            -            -

   2003          -           -           -         568,884        -            -            -

   2004          2         40,076     420,672      568,884      10.50        65.18        73.95

   2005          -           -           -         167,697        -            -            -

   2006          -           -           -         167,697        -            -            -

   2007          -           -           -         167,697        -            -            -


(1) No assumptions were made regarding the  releasing  of  expired  leases.  It is the opinion of the
Company's management that the  space  will  be  released  at  market  rates  existing  at the time of releasing.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Schaumburg Plaza property, as of October 11, 1997, of $7,000,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Winnetka Commons Shopping Center, New Hope, Minnesota

On July 1, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at 3520-3566 Winnetka Avenue North in New Hope, Minnesota known as "Winnetka Commons" from WCSC Associates Limited Partnership, an unaffiliated third party, for approximately $4,435,000 (approximately $104.65 per square foot). The purchase price was funded using cash and cash equivalents. The Company believes that the purchase price was fair and reasonable based on, among other things, an appraisal received by the Company and presented to the Company's board of directors.

Winnetka Commons, built in 1990, is a one-story, multi-tenant retail facility aggregating 42,415 leasable square feet. As of July 1, 1998, Winnetka Commons was 100% leased. In evaluating Winnetka Commons as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, occupancy and the fact that overall rental rates at the center are comparable to market rates. The Company believes that the center is located within a steady growth economic area and is well maintained. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Winnetka Commons over the next few years. A substantial portion of any monies spent on repairs and improvements would be paid by the tenants pursuant to the terms of the existing leases.

The table below sets forth certain information with respect to the occupancy rate at Winnetka Commons expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot:


                                     Occupancy Rate                Effective
                                          as of                  Annual Rental
                                      December 31,               Per Leasable
            Year Ending               of Each Year                 Square Ft
           December 31,                    (%)                        ($)
           ------------               ------------               -------------

               1997                        100                       10.50
               1996                         96                       10.44
               1995                         90                        9.89
               1994                         94                        8.69
               1993                         94                        8.91

Two tenants lease more than 10% of the total gross leasable area of the property: Walgreen's, a national drug store and Big Wheel/Rossi, a foreign car parts store. The leases with these tenants require them to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                           Per Square
                                            Foot Per
                    Approx.    % of Total    Annum      Lease Term
  Lessee          GLA Leased      GLA         ($)       Beginning      To
-----------       ----------- ----------- ------------ ------------ ---------
Walgreens Drug      11,890       28.03        10.60     Currently   05/31/10
                                              11.60     06/01/10    05/31/20
                                              12.60     06/01/20    05/31/30

Big Wheel/Rossi      6,227       14.68         6.50     Currently   03/31/02
  Option 1                                     7.50     05/01/02    03/31/07

For federal income tax purposes, the Company's depreciable basis in Winnetka Commons is approximately $2,800,000. Depreciation expense, for tax purposes, is computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years. Real estate taxes payable in 1998 for the tax year 1998 (the most recent tax year for which information is generally available) are $175,660. The real estate taxes were calculated by multiplying the taxable market value by a tax rate of 5.6911%.

On July 1, 1998, a total of 42,415 square feet was leased to sixteen tenants at Winnetka Commons. The following tables set forth certain information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center:

                   Approx.                            Current    Rent per Square
                     GLA       Lease     Renewal    Annual Rent       Foot
  Lessee           Leased      Ends      Option         ($)            ($)
  ------         ----------    -----     ------     -----------    -----------
Tires Plus          4,200      09/00     2/5 yr.       56,700         13.50
Back in Shape       1,542      09/01        -          16,962         11.00
McGlynn's Bakery    1,702      11/99     1/5 yr.       14,467          8.50
Hot Comics          1,400      05/01        -          10,500          7.50
Big Wheel/Rossi     6,227      03/02     1/5 yr.       40,476          6.50
A.J. Floral         1,200      09/02        -          13,200         11.00
Jade Cafe'          1,812      03/05        -          19,932         11.00
Winnetka Liquors    2,388      02/07        -          20,298          8.50
Travel Masters        900      10/01        -           7,650          8.50
Tobacco Outlet        900      06/00     1/3 yr.       11,250         12.50
New Hope For Hair     900      11/00        -          13,950         15.50
H & R Block           900      4/02         -          11,250         12.50
Frankie's Pizza     1,670      05/04        -          20,875         12.50
Brueggers Bagels    2,764      08/05        -          41,626         15.06
Dunn Bros. Coffee   2,020      01/06        -          28,280         14.00
Walgreens Drug     11,890      11/30        -         126,034         10.60


                                                                Average    Percent of     Percent of
                                                               Base Rent     Total       Annual Base
                          Approx.       Base        Total      Per Square   Building      GLA Rent
                           GLA        Rent of       Annual     Foot Under  Represented   Represented
  Year       Number of  of Expiring   Expiring      Base       Expiring    by Expiring   by Expiring
 Ending       Leases      Leases       Leases      Rent (1)     Leases       Leases        Leases
December 31, Expiring    (Sq. Ft.)      ($)          ($)         ($)           (%)           (%)
--------     ---------  ----------- -----------  -----------  ----------  ------------- ------------

   1998          -          -           -          645,356        -             -            -

   1999          1         1,702      15,318       461,058        9.00         4.01         3.32

   2000          3         6,000      82,350       456,717       13.73        14.15        18.03

   2001          4         5,512      67,461       386,925       12.24        13.00        17.44

   2002          3         8,327      66,576       323,395        8.00        19.63        20.59

   2003          -          -           -          260,033         -            -            -

   2004          -          -           -          263,936         -            -            -

   2005          2         4,576      76,100       266,324       16.63        10.79        28.57

   2006          1         2,020      34,340       191,418       17.00         4.76        17.94

   2007          1         2,388      32,238       158,272       13.50         5.63        20.37


(1) No assumptions were made regarding the  releasing  of  expired  leases.  It is the opinion of the
Company's management that the  space  will  be  released  at  market  rates  existing  at the time of releasing.



The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Winnetka Commons property, as of June 15, 1998, of $4,700,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Eastgate Shopping Center, Lombard, Illinois

On July 7, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at 837 South Westmore in Lombard, Illinois known as "Eastgate Shopping Center" from Shidler Group, an unaffiliated third party, for approximately $7,731,000 less a credit for $931,000 for anticipated roof and parking lot repairs (approximately $58.33 per square foot). The purchase price was funded using cash and cash equivalents. The Company believes that the purchase price was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Eastgate Shopping Center, built in 1959 and renovated in 1987, consists of three one-story, multi-tenant retail facilities and a single tenant outlot aggregating 132,208 leasable square feet. As of July 7, 1998, Eastgate Shopping Center was 89% leased (100% leased if the master lease, which lasts for two years, is considered). In evaluating Eastgate Shopping Center as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, occupancy and the fact that overall rental rates at the center are comparable to market rates. Eastgate Shopping Center is an older, well established neighborhood center with strong, long-term local tenants. The Company believes that the center was purchased well below replacement cost. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company anticipates spending approximately $931,000 of roof and parking lot repairs to Eastgate Shopping Center over the next few years. The Company received a credit at closing of approximately $931,000 toward these costs.

The table below sets forth certain information with respect to the occupancy rate at Eastgate Shopping Center expressed as a percentage of total gross leasable area and the average effective annual base rent per leasable square foot.

                                     Occupancy Rate                Effective
                                          as of                  Annual Rental
                                      December 31,               Per Leasable
            Year Ending               of Each Year                 Square Ft
           December 31,                    (%)                        ($)
           ------------               ------------               -------------

               1997                        87                         9.77
               1996                        85                         9.61
               1995                        85                         9.91
               1994                        84                         9.73
               1993                        83                         9.77

Two tenants lease more than 10% of the total gross leasable area of the property: the Illinois Department of Employment and Ace Hardware. The leases with these tenants require each of them to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                           Per Square
                                            Foot Per
                    Approx.    % of Total    Annum      Lease Term
  Lessee          GLA Leased      GLA         ($)       Beginning      To
-----------       ----------- ----------- ------------ ------------ ---------
IL Department of
  Employment        24,800       18.76       5.87       Currently   11/30/99
                                             6.12       12/01/99    11/30/01
                                             6.37       12/01/01    11/30/02

Ace Hardware        17,000       12.86       5.85       Currently   05/31/03
  Option 1                                   6.89       06/01/03    05/31/10

For federal income tax purposes, the Company's depreciable basis in Eastgate Shopping Center is approximately $5,800,000. Depreciation expense, for tax purposes, is computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years. Real estate taxes paid in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $119,000. The real estate taxes were calculated by multiplying the assessed value by a tax rate of 6.6902%.

On July 7, 1998, a total of 119,495 square feet was leased to forty-two tenants at Eastgate Shopping Center. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.

                   Approx.                            Current    Rent per Square
                     GLA       Lease     Renewal    Annual Rent       Foot
  Lessee           Leased      Ends      Option         ($)            ($)
  ------         ----------    -----     ------     -----------    -----------
CellOne Antenna         1      06/00     4/5 yr.        3,600           -
John Cole & Assoc.    200      12/98        -           2,400         12.00
James Stephen         400      04/99        -           4,500         11.25
Farmers, Inc.         400      05/99        -           4,500         11.25
Early Times Chimney
  Sweeps            1,049      05/01        -          11,015         10.50
Professional
  Investigations      400      07/98        -           4,320         10.80
American Family
  Insurance           400      06/99        -           4,500         11.25
Service Master        400      04/99        -           4,200         10.50
West-Tech Printing  4,000      02/01        -          28,640          7.16
Dr. Blankenship     1,200      03/01        -          13,800         11.50
Evershine Janitorial
  Service             300      09/99        -           3,300         11.00
Eastgate Dental
  Association       2,500      10/99        -          28,275         11.31
Eastgate Video      3,200      03/02     1/5 yr.       33,376         10.43
Second Time Around  3,600      09/00        -          32,256          8.96

                   Approx.                            Current    Rent per Square
                     GLA       Lease     Renewal    Annual Rent       Foot
  Lessee           Leased      Ends      Option         ($)            ($)
  ------         ----------    -----     ------     -----------    -----------
Eastgate Laundry    2,200      05/99        -          22,000         10.00
Creative
  Confections       1,900      06/00        -          15,200          8.00
DuPage College      4,000      06/01        -          35,960          8.99
Call Communications 2,206      05/00        -          12,552          5.69
Kumon Math Center     400      12/98        -           4,500         11.25
DuPage Schools
  Credit Union      2,325      04/01     1/3 yr.       19,763          8.50
Frank's Barber Shop   900      11/05     1/5 yr.        8,514          9.46
Color Inn #3        1,800      02/99        -          12,600          7.00
Pizza Hut           1,600      09/98        -          20,016         12.51
21 Century Hair
  Fashion           1,800      04/00        -          13,500          7.50
IL Dept. of
  Employment       24,800      12/02        -         145,576          5.87
LaSalle Craigan
  Bank              3,200      12/98        -          38,400         12.00
Little Ones Reruns  3,306      04/99        -          26,448          8.00
Schroeder's Ace
  Hardware         17,000      05/03     1/7 yr.       99,450          5.85
Tratorria Aurora    1,600      09/02    1/10 yr.       20,064         12.54
Fashion Exchange    2,000      06/00        -          17,000          8.50
Eastgate Cleaners   2,200      12/06        -          19,778          8.99
Hair by Mark        1,600      09/02        -          20,864         13.04
Early Times Chimney
  Sweeps            2,294      05/01        -          13,764          6.00
Uniform Store       2,800      03/01        -          18,200          6.50
White Hen Pantry    2,500      02/11     4/5 yr.       16,550          6.62
State of IL Vehicle 4,368      04/99     1/5 yr.       24,810          5.68
Artworx Studio        464      12/00     1/3 yr.        4,872         10.50
Mr. Wonton          1,800      10/01     1/5 yr.       13,500          7.50
Secretary of State-
  Drivers           7,632      05/00        -          47,624          6.24
Dreams Delight Cafe 1,360      05/01        -          16,320         12.00
Midwest Insurance
  Group             2,640      05/03        -          29,040         11.00
Midwest Chimney
  Supply              750      05/01        -           8,438         11.25
Vacant             12,713

                                                               Average     Percent of    Percent  of
                                                              Base Rent      Total      Annual Base
                          Approx.      Base         Total     Per Square    Building      GLA Rent
                           GLA        Rent of       Annual    Foot Under   Represented   Represented
  Year       Number of  of Expiring  Expiring       Base       Expiring    by Expiring   by Expiring
 Ending       Leases      Leases      Leases       Rent (1)     Leases       Leases        Leases
December 31, Expiring    (Sq. Ft.)      ($)           ($)         ($)         ($)            ($)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998          5          5,800      69,636      909,615       12.01        4.39          7.66

   1999         10         16,074     135,833      865,445        8.45       12.16         14.07

   2000          8         19,603     147,970      740,058        7.55       14.83         19.99

   2001         10         21,578     193,898      597,224        8.99       16.32         32.47

   2002          4         31,200     235,880      412,147        7.56       23.60         57.23

   2003          2         19,640     128,490      176,883        6.54       14.86         72.64

   2004          -           -           -          48,393         -           -             -

   2005          1            900       8,514       49,185        9.46         .68         17.31

   2006          1          2,200      22,396       40,671       10.18        1.66         55.07

   2007          -           -           -          20,200         -           -             -


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will  be  released at market rates existing at the time of releasing.



The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Eastgate Shopping Center property, as of April 30, 1998, of $6,950,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Stuarts Crossing, St. Charles, IL

On August 6, 1998, the Company acquired title to approximately 27 acres of land located at the northeast intersection of North Avenue and Kirk Road in St. Charles, Illinois, to be developed into a 204,000 square foot shopping center to be known as "Stuarts Crossing" from H.P. Kirk Partners, L.L.C., an unaffiliated third party. The initial purchase price of $14,176,627, was funded with cash and cash equivalents.

Included in the purchase price paid by the Company is $8,824,883 which has been placed in a development escrow for the construction of a Jewel/Osco Food Store and adjacent stores. American Stores has signed a lease for a 70,640 square foot Jewel/Osco Food Store which Hamilton Partners will build utilizing funds escrowed by the Company. Simultaneously, Hamilton Partners will build and lease space adjacent to the Jewel/Osco Food Store, also with funds escrowed by the Company. The Company will receive interest at the rate of 9.0% per annum, paid monthly, on the development escrow.

When a significant portion of the center is leased, the final price payable to Hamilton Partners will be based on capitalizing the net operating income at a rate of 9.5% for the Jewel/Osco Food Store and 9.75% to 10.0% for the adjacent stores, based on the type of tenant.



Item 7.  Financial Statements and Exhibits

To be subsequently filed.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:     August 12, 1998